UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):
January 25, 2019
FRANKLIN COVEY CO.

(Exact name of registrant as specified in its charter)

Commission File No. 1-11107

Utah	87-0401551
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

2200 West Parkway Boulevard
Salt Lake City, Utah  84119-2099
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code:  (801) 817-1776

Former name or former address, if changed since last report: Not Applicable
______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR  240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR  240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 5.02                  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 25, 2019, the shareholders of Franklin Covey Co. (the Company) approved the Franklin Covey Co. 2019 Omnibus Incentive Plan (the Omnibus Plan) which had previously been approved by the Company’s Board of Directors, subject to shareholder approval.  A summary description of the Omnibus Plan is set forth in the Company’s Proxy Statement filed with the Securities and Exchange Commission on December 20, 2018 under the caption “Proposal No. 4 – Approval and Ratification of the Franklin Covey 2019 Omnibus Incentive Plan,” and is incorporated herein by reference.  The summary description of the Omnibus Plan contained in the Company’s 2018 Proxy Statement does not purport to be complete and is qualified in its entirety by reference to the full text of the Omnibus Plan, which is attached hereto as exhibit 10.1.

Item 5.07                      Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Shareholders on Friday, January 25, 2019.  For more information on the following proposals, refer to the Company’s Proxy Statement filed with the Securities and Exchange Commission on December 20, 2018, the relevant portions of which are incorporated herein by reference.  The matters voted on and the results of the votes are as follows:

1.	The following nominees for Director were elected. Each person elected will serve until the next annual meeting of shareholders or until such person’s successor is elected and qualified.

Nominee	Number of Votes Cast For	Number of Votes Withheld	Broker Non-Votes
Anne H. Chow	9,431,283	439,676	2,213,869
Clayton M. Christensen	9,840,630	30,329	2,213,869
Michael Fung	9,835,059	35,900	2,213,869
Dennis G. Heiner	9,659,884	211,075	2,213,869
Donald J. McNamara	9,839,900	31,059	2,213,869
Joel C. Peterson	9,839,900	31,059	2,213,869
E. Kay Stepp	9,661,909	209,050	2,213,869
Robert A. Whitman	9,748,874	122,085	2,213,869

2.
The advisory vote for the approval of executive compensation as described and presented in the Compensation Discussion and Analysis of the Company’s Proxy Statement was approved with 9,612,029 votes in favor; 258,440 votes against; and 490 abstentions.  The number of broker non-votes was 2,213,869.

3.
The ratification of the appointment of Deloitte & Touche, LLP as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending August 31, 2019 was approved with 12,057,494 votes cast in favor; 467 votes against; and 26,867 abstentions.  There were no broker non-votes for this proposal.

4.
The Franklin Covey Co. 2019 Omnibus Incentive Plan, as described in the Company’s Proxy Statement, was approved with 9,595,550 votes in favor; 273,911 votes against; and 1,498 abstentions.  The number of broker non-votes totaled 2,213,869.

Item 9.01                           Financial Statements and Exhibits.

(d)	Exhibits

10.1	Franklin Covey Co. 2019 Omnibus Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN COVEY CO.

Date:	January 25, 2019	By:	/s/ Stephen D. Young
Stephen D. Young
Chief Financial Officer